Exhibit 10.8.22

Contract No. MA-13309

THIRD AMENDMENT TO

AMENDED AND RESTATED

TITLE XI RESERVE FUND AND

FINANCIAL AGREEMENT

Between

TRAILER BRIDGE, INC.

and

THE UNITED STATES OF AMERICA

Dated as of December 1, 2004

THIRD AMENDMENT TO

AMENDED AND RESTATED

TITLE XI RESERVE FUND AND

FINANCIAL AGREEMENT

This Third Amendment To Amended And Restated Title XI Reserve Fund and Financial Agreement, dated as of December 1, 2004 is entered into between (i) Trailer Bridge, Inc. and (ii) the United States of America, represented by the Secretary of Transportation, acting by and through the Maritime Administrator (the “Secretary”).

RECITALS:

A. The Company has authorized the issuance of bonds designated “United States Government Guaranteed Ship Financing Bonds, 1997 Series in an aggregate principal amount not to exceed $10,515,000 (individually, a “June Obligation,” and collectively, the “June Obligations”); and

B. The Company has authorized the issuance of bonds designated “United States Government Guaranteed Ship Financing Bonds, 1997 Series II in an aggregate principal amount not to exceed $16,918,000 (individually, a “December Obligation,” and collectively, the “December Obligations”); and

C. The Company and the United States acting through the Secretary entered into a Title XI Reserve Fund and Financial Agreement, MA-13309, originally dated as of June 23, 1997, amended and restated as of December 4, 1997, amended by First Amendment thereto dated April 29, 2003 and amended by Second Amendment thereto dated March 30, 2004 (said Title XI Reserve Fund and Financial Agreement, as amended and restated and as modified, amended or supplemented in accordance with the applicable provisions thereof, the “Financial Agreement”).

D. The company requested that MARAD consent to certain transactions whereby the Company will issue $85 million in Notes secured by the Company’s assets (other than assets securing the Secretary’s Note), and agree to certain changes in the Financial Agreement in connection therewith

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree the Financial Agreement is amended as follows:

1) Attachment A of the Financial Agreement is deleted and there is hereby substituted therefore Attachment A in the form attached to this Third Amendment.

2) Section 2(a) of Exhibit 1 of the Financial Agreement is hereby restated in full as follows:

“The Secretary shall establish a Deposit Fund with the U.S. Department of Treasury pursuant to Section 1109 of the Act and in accordance with the terms and conditions of the Depository Agreement (herein called the “Title XI Reserve Fund”).”

3) The Company shall deposit into the Title XI Reserve Fund by December 15, 2004, the sum of $2,042,527, which deposit shall satisfy the requirement contained in subparagraph k of Article Third of the Special Provisions of the Financial Agreement, as amended as of April 29, 2003. This deposit shall not be credited towards the Company’s Title XI Reserve Fund Deposit requirement for the year ended December 31, 2004.

4) The introductory paragraph of Article Third(d) of the Special Provisions relating to Section 13(b) of the General Provisions is deleted and the following inserted therefore:

“Notwithstanding anything contained in subsection 13(b) of Exhibit 1 hereto, the Company shall be entitled to do or perform any acts specified in subsection 13(b), clause (1) through (13), inclusive of Exhibit 1 hereto at any time when it shall be able to meet all the following financial tests:”

5) Section 2(b)(1)(ii) of Exhibit I to the Financial Agreement is hereby amended by deleting “(ii) There shall be subtracted an amount equal to the principal amount of debt required to be paid or redeemed, and actually paid or redeemed by the Company during the year;” and inserting in lieu thereof the following:

“(ii) There shall be subtracted an amount equal to the principal amount of debt required to be paid or redeemed, and actually paid or redeemed by the Company during the year excluding any prepayments made from the proceeds of additional financings;”

6) Section 2(b)(2)(B) of Exhibit 1 to the Financial Agreement is hereby restated in full as follows:

“(B) The Company shall, unless otherwise approved by the Secretary in writing, transmit to the Secretary for the Secretary’s prompt deposit into the Title XI Reserve Fund an amount equal to 50 percent of the balance of the Title XI Reserve Fund Net Income remaining after the above deductions.”

7) Clause (iii) of Subsection 2(b)(2)(D) of Exhibit I to the Financial Agreement is amended before the semi-colon to read as follows (new language is double underscored):

“(iii) the amount (including any securities at current market value) in the Title XI Reserve Fund is equal to, or in excess of 50% of the principal amount of the outstanding Title XI obligations related to the Vessels, plus $1,021,264;”

8) Section 3(c)(5) of Exhibit 1 to the Financial Agreement is hereby amended to read as follows:

“(5) for payment into the Company’s general funds in an amount equal to that portion of the Title XI Reserve Fund which is in excess of 50% of the principal amount of Outstanding Title XI Bonds or Obligations, plus $1,021,264;”

9) Section 5 of Exhibit 1 to the Financial Agreement is hereby restated in full as follows:

“SECTION 5. Eligible Investments; Form of Deposits. (a) Moneys in the Title XI Reserve Fund shall be invested by the Secretary in direct obligations of the United States or any agency of the United States (“Eligible Investments”).

(b) In any case where the Company is required to deposit or redeposit sums into the Title XI Reserve Fund, the Company shall make the required deposit in cash.

(c) Cash held in the Title XI Reserve Fund will be held by the U.S. Department of Treasury pursuant to the terms and conditions of the Depository Agreement.”

10) The Granting Clause of the Financial Agreement is amended by deleting the following language following “deposited in the Title XI Reserve Fund”:

“, all of which foregoing collateral shall be held by the Depository-Bailee as bailee in accounts in the name of “Trailer Bridge, Inc. entirely as collateral for the United States of America, as represented by the Secretary of Transportation, acting by and through the Maritime Administrator (the “Secretary”) and held by the Depository-Bailee solely and exclusively as bailee for the Secretary.”

11) The following language appearing in the Special Provisions is deleted from the Special Provisions of the Financial Agreement:

“(i) Concerning Eligible Investments. Notwithstanding anything in the General Provisions hereof to the contrary, wherever herein the Company is entitled to invest in “Eligible Investments”, such investments shall be restricted to “Securities” as such term is defined in the Depository Agreement.”

12) Section 3(b) of Exhibit 1 to the Financial Agreement is deleted and the following substituted therefore:

“(b) If the Secretary approves the Request, the Secretary shall promptly withdraw the moneys from the applicable Deposit Fund and make payment in accordance with the terms of the Request.”

13) Section 6 of Exhibit 1 to the Financial Agreement is deleted and the following substituted therefore:

“Section 6. Reserved.”

14) Section 7 of Exhibit 1 to the Financial Agreement is deleted and the following substituted therefore:

“Section 7. Reserved.”

15) Section 8 of Exhibit 1 to the Financial Agreement is deleted and the following substituted therefore:

“Section 8. Reserved.”

16) Section 10 of Exhibit 1 to the Financial Agreement is deleted and the following substituted therefore:

“Section 10. Reserved.”

17) Section 11 of Exhibit 1 to the Financial Agreement is deleted and the following substituted therefore:

“Section 11. Reserved.”

[Signatures appear on the following page.]

IN WITNESS WHEREOF, this Third Amendment To Amended and Restated Title XI Reserve Fund and Financial Agreement has been duly executed by the parties hereto as of the day and year first above written.

(SEAL)	TRAILER BRIDGE, INC.

Attest:

By:	By:
William G. Gotimer, Jr.		John D. McCown
Executive Vice President		Chairman
Secretary

UNITED STATES OF AMERICA, SECRETARY OF TRANSPORTATION

Attest:	By:	MARITIME ADMINISTRATOR

By:
Assistant Secretary		Joel C. Richard
Maritime Administration		Secretary
Maritime Administration

ATTACHMENT A TO EXHIBIT 1

TITLE XI RESERVE FUND AND FINANCIAL AGREEMENT

(Contract No. MA-13309)

Section 16. The Parties.

Company:	TRAILER BRIDGE, INC.
10405 New Berlin Road E
Jacksonville, Florida 32226

Depository:	U.S. Department of Treasury
c/o Maritime Administrator
Maritime Administration
U.S. Department of Transportation
400 Seventh Street, S.W.
Washington, D.C. 20590

ARTICLE FOURTH Requirements: For the purpose of ARTICLE FOURTH, this Title XI Reserve Fund and Financial Agreement shall apply to the Company’s vessels as follows:

ATLANTA BRIDGE	Official No. 1067457
BROOKLYN BRIDGE	Official No. 1067459
CHARLOTTE BRIDGE	Official No. 1059125
CHICAGO BRIDGE	Official No. 1059124
MEMPHIS BRIDGE	Official No. 1067458

Title XI Reserve Fund Net Income: For computation of the Title XI Reserve Fund Net Income, 10% of the Company’s aggregate original investment related to the Vessels is: $392,092.